PROSPECTUS MAY 1, 2005

AXA PREMIER VIP TRUST

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of sixteen (16) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A or Class B shares of the five (5) AXA Allocation Portfolios of the Trust. Each AXA Allocation Portfolio is a non-diversified portfolio. The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Information on each AXA Allocation Portfolio, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of each AXA Allocation Portfolio may be changed without a shareholder vote.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to the AXA Allocation Portfolios is AXA Equitable. Information regarding AXA Equitable is included under “Management Team” in this prospectus.

The co-distributors for each AXA Allocation Portfolio are AXA Advisors, LLC and AXA Distributors, LLC (“Co-Distributors”).

An investment in an AXA Allocation Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE

The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the AXA Allocation Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are five AXA Allocation Portfolios — AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio. Each AXA Allocation Portfolio pursues its investment objective by investing exclusively in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable. The chart below illustrates each AXA Allocation Portfolio according to its relative emphasis on seeking income and seeking growth of capital:

AXA Allocation Portfolio	Income	Growth of Capital
Conservative Allocation Portfolio	High	Low
Conservative-Plus Allocation Portfolio	Medium to High	Low to Medium
Moderate Allocation Portfolio	Medium	Medium to High
Moderate-Plus Allocation Portfolio	Low	Medium to High
Aggressive Allocation Portfolio	Low	High

AXA Equitable, under the oversight of the Trust’s board of Trustees (the “Board”), has established an asset allocation target for each AXA Allocation Portfolio. This target is the approximate percentage of each portfolio’s assets that is invested in Underlying Portfolios that emphasize investments in either equity securities or fixed income securities (referred to herein as “asset classes”). Subject to this asset allocation target, AXA Equitable also has established target investment percentages for each asset category in which an AXA Allocation Portfolio invests. Each target investment percentage is an approximate percentage of a portfolio’s assets that is invested in Underlying Portfolios that emphasize investments in a particular asset category. As used in this prospectus, the term “asset category” refers to specific types of securities within each asset class (i.e., international equity securities, large cap equity securities, small/mid cap equity securities, investment grade bonds, and high yield bonds). These asset allocation targets and target investment percentages may be changed without shareholder approval.

AXA Equitable establishes the asset allocation targets for each asset class and the target investment percentages for each asset category and identifies the specific Underlying Portfolios in which to invest based on its proprietary investment process as well as its outlook for the economy, financial markets and relative market valuations. AXA Equitable may utilize the resources of a third party to assist it in modifying the asset allocation targets and target investment percentages. AXA Equitable also may add new Underlying Portfolios or replace existing Underlying Portfolios. The following chart describes the current and anticipated allocation among the asset classes and asset categories for each AXA Allocation Portfolio.

Asset Class	Conservative Allocation	Conservative-Plus Allocation	Moderate Allocation	Moderate-Plus Allocation	Aggressive Allocation
Range of Equities*	20%	40%	52.5%	77.5%	90%
• International	0%	0%	0%	25%	15%
• Large Cap	12.5%	25%	32.5%	35%	52.5%
• Small/Mid Cap	7.5%	15%	20%	17.5%	22.5%
Range of Bonds*	80%	60%	47.5%	22.5%	10%
• Investment Grade	70%	50%	37.5%	17.5%	10%
• High Yield	10%	10%	10%	5%	0%

*	Actual allocations can deviate from the amounts shown above by 15% for each asset category. Each AXA Allocation Portfolio may temporarily deviate from its asset allocation target for defensive purposes.

Actual allocations can deviate from the amounts shown above by 15% for each asset category. Each AXA Allocation Portfolio also may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. In addition, each AXA Allocation Portfolio may deviate from its asset allocation targets and target investment percentages as a result of appreciation or depreciation of the shares of the Underlying Portfolios in which it invests. The AXA Allocation Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, AXA Equitable will rebalance each AXA Allocation Portfolio’s holdings on at least a quarterly basis. Rebalancing is the process of bringing the asset allocation of an AXA Allocation Portfolio back into alignment with its target allocations. Second, AXA Equitable will not allocate any new investment dollars to any Underlying Portfolio in an asset class or category whose maximum percentage has been exceeded. Third, AXA Equitable will allocate new investment dollars on a priority basis to Underlying Portfolios in any asset class or category whose minimum percentage has not been achieved.

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE (cont’d)

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists the Underlying Portfolios, divided by asset category, in which the AXA Allocation Portfolios currently may invest. Each of the Underlying Portfolios is advised by AXA Equitable and sub-advised by other advisers, certain of which are affiliates of AXA Equitable. Additional information regarding the Underlying Portfolios is included in the prospectus for these portfolios dated May 1, 2005. You should be aware that in addition to the fees directly associated with an AXA Allocation Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to AXA Equitable, and in certain instances, advisory fees paid by AXA Equitable to its affiliates. The AXA Allocation Portfolios will purchase Class A/IA shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

Investment Grade Bond	High Yield Bond

AXA Premier VIP Core Bond

EQ/Alliance Intermediate Government Securities

EQ/Alliance Quality Bond

EQ/J.P. Morgan Core Bond

EQ/Government Securities*

EQ/Intermediate Term Bond Portfolio*

EQ/Long Term Bond Portfolio*

EQ/Short Duration Bond Portfolio*

EQ/PIMCO Real Return Portfolio*

AXA Premier VIP High Yield EQ/Caywood-Scholl High-Yield Bond*

Large Cap Equities	Small/Mid Cap Equities

AXA Premier VIP Aggressive Equity

AXA Premier VIP Large Cap Core Equity

AXA Premier VIP Large Cap Growth

AXA Premier VIP Large Cap Value

EQ/Alliance Common Stock

EQ/Alliance Growth and Income

EQ/Alliance Large Cap Growth*

EQ/Bernstein Diversified Value

EQ/Capital Guardian Research

EQ/Capital Guardian U.S. Equity

EQ/Evergreen Omega

EQ/Janus Large Cap Value

EQ/Marsico Focus

EQ/Mercury Basic Value Equity

EQ/MFS Emerging Growth Companies

EQ/MFS Investors Trust

EQ/J.P. Morgan Value Opportunities

EQ/Capital Guardian Growth

EQ/Enterprise Capital Appreciation

EQ/Enterprise Deep Value

EQ/MONY Equity Growth

EQ/Boston Advisors Equity Income*

EQ/MONY Equity Income

EQ/TCW Equity*

EQ/Enterprise Global Socially Responsive

EQ/UBS Growth and Income*

EQ/Montag & Caldwell Growth*

EQ/Mergers and Acquisitions*

EQ/Enterprise Multi-Cap Growth

EQ/MONY Diversified

AXA Premier VIP Small/Mid Cap Growth

AXA Premier VIP Small/Mid Cap Value

EQ/Alliance Small Cap Growth

EQ/FI Mid Cap

EQ/FI Small/Mid Cap Value

EQ/Lazard Small Cap Value

EQ/Bear Stearns Small Company Growth*

EQ/Small Company Value*

International Equities

AXA Premier VIP International Equity

EQ/Alliance International

EQ/Capital Guardian International

EQ/Van Kampen Emerging Markets Equity*

EQ/Mercury International Value

EQ/International Growth*

*	Reflects the name of the Underlying Portfolio effective May 9, 2005.

Please note that the Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and that an investor in any of the AXA Allocation Portfolios bears both the expenses of the particular AXA Allocation Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of an AXA Allocation Portfolio instead of in the AXA Allocation Portfolio itself. However, not all of the Underlying Portfolios of an AXA Allocation Portfolio may be available as an investment option in your variable annuity contract or variable life policy. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by AXA Equitable.

AXA CONSERVATIVE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	High level of principal security

•	Potential for growth through conservative investments

•	Diversification created by some limited stock investment providing higher return potential

Investment Goal

Seeks a high level of current income.

Principal Investment Strategies

This portfolio invests approximately 80% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 20% of its assets in Underlying Portfolios that emphasize equity investments. Subject to the asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	0%
Large Cap Equity Securities	12.5%
Small/Mid Cap Equity Securities	7.5%
Investment Grade Bonds	70%
High Yield Bonds	10%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market.

Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the Portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by comparing the portfolio’s performance with a broad measure of market performance. Since the portfolio has been in operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the portfolio’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total return for the portfolio’s Class B shares for 2004, the portfolio’s first full calendar year of operations. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)
3.33% (2004 4th Quarter)	–1.57% (2004 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Conservative Allocation Portfolio	6.02%	8.42%
80% Lehman Brothers Aggregate Bond Index/20% S&P 500 Index*	5.67%	7.53%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Provides potential for higher returns along with safety of principal

•	Provides a combination of income and modest capital growth with an emphasis on capital preservation

Investment Goal

Seeks current income and growth of capital, with a greater emphasis on current income.

Principal Investment Strategies

This Portfolio invests approximately 60% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 40% of its assets in Underlying Portfolios that emphasize equity investments. Subject to the asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	0%
Large Cap Equity Securities	25%
Small/Mid Cap Equity Securities	15%
Investment Grade Bonds	50%
High Yield Bonds	10%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by comparing the portfolio’s performance with a broad measure of market performance. Since the portfolio has been in operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the portfolio’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total return for the portfolio’s Class B shares for 2004, the portfolio’s first full calendar year of operations. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)
5.39% (2004 4th Quarter)	–0.90% (2004 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Conservative-Plus Allocation Portfolio	7.68%	11.16%
60% Lehman Brothers Aggregate Bond Index/40% S&P 500 Index*	6.99%	10.03%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA MODERATE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Diversification provided by balance of underlying portfolios investing in growth and undervalued stock

•	Balances higher return potential with a degree of price and income stability

Investment Goal

Seeks long-term capital appreciation and current income.

Principal Investment Strategies

This portfolio invests approximately 52.5% of its assets in Underlying Portfolios that emphasize equity investments and approximately 47.5% of its assets in Underlying Portfolios that emphasize fixed income investments. Subject to the asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	0%
Large Cap Equity Securities	32.5%
Small/Mid Cap Equity Securities	20%
Investment Grade Bonds	37.5%
High Yield Bonds	10%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/Balanced Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance Balanced Portfolio, which transferred its assets to the EQ/Balanced Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Balanced Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Balanced Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future results. This may be particularly true for this portfolio because the portfolio’s predecessor invested directly in a combination of equity or debt securities, while the portfolio invests substantially all of its assets in other mutual funds that emphasize either equity and debt investments. In addition, the portfolio’s predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers until August 15, 2003, when it merged with the portfolio.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last ten calendar years of operations.

Calendar Year Annual Total Returns*

Best quarter (% and time period)	Worst quarter (% and time period)
13.88% (1998 4th Quarter)	–8.44% (2001 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year, five-year and ten-year periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns

	One Year	Five Years	Ten Years
AXA Moderate Allocation Portfolio	8.99%	1.98%	8.96%
50% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index*†	7.65%	3.00%	10.24%
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index*	8.30%	1.98%	10.66%
*	For more information on this index, see “Description of Benchmarks.”
†	AXA Equitable believes this newly selected index reflects more closely the market sectors in which the portfolio invests.

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification through underlying portfolios

Investment Goal

Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

Principal Investment Strategies

This portfolio invests approximately 77.5% of its assets in Underlying Portfolios that emphasize equity investments and approximately 22.5% of its assets in Underlying Portfolios that emphasize fixed income investments. Subject to the asset allocation target, the Portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	25%
Large Cap Equity Securities	35%
Small/Mid Cap Equity Securities	17.5%
Investment Grade Bonds	17.5%
High Yield Bonds	5%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, foreign investing and emerging markets risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by comparing the portfolio’s performance with a broad measure of market performance. Since the portfolio has been in operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the portfolio’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total return for the portfolio’s Class B shares for 2004, the portfolio’s first full calendar year of operations. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)
9.45% (2004 4th Quarter)	–1.13% (2004 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Moderate — Plus Allocation Portfolio	11.71%	17.47%
60% S&P 500 Index/25% Lehman Brothers Aggregate Bond Index/15% MCSI EAFE Index*	10.63%	6.46%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA AGGRESSIVE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification among underlying equity portfolios

Investment Goal

Seeks long-term capital appreciation.

Principal Investment Strategies

This portfolio invests approximately 90% of its assets in Underlying Portfolios that emphasize equity investments and approximately 10% of its assets in Underlying Portfolios that emphasize fixed income investments. Subject to the asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	15%
Large Cap Equity Securities	52.5%
Small/Mid Cap Equity Securities	22.5%
Investment Grade Bonds	10%
High Yield Bonds	0%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, equity risk and portfolio management risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk, foreign investing and emerging markets risk and portfolio management risk.

•	Management Risk — The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by comparing the portfolio’s performance with a broad measure of market performance. Since the portfolio has been in operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the portfolio’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total return for the portfolio’s Class B shares for 2004, the portfolio’s first full calendar year of operations. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)
10.60% (2004 4th Quarter)	–2.32% (2004 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Aggressive Allocation Portfolio	11.78%	17.87%
75% S&P 500 Index/15% MSCI EAFE Index/10% Lehman Brothers Aggregate Bond Index*	11.61%	18.39%
*	For more information on this index, see the following section “Description of Benchmarks.”

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS

The following tables describe the fees and expenses that you would pay if you buy and hold shares of the AXA Allocation Portfolios. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the AXA Allocation Portfolios, reinvest dividends or exchange into other portfolios.

Annual AXA Allocation Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)

AXA Conservative Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.41%
Total operating expenses	0.76%
(Less fee waiver)/expense reimbursement*	(0.41)%
Net operating expenses	0.35%
AXA Conservative-Plus Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.30%
Total operating expenses	0.65%
(Less fee waiver)/expense reimbursement*	(0.30)%
Net operating expenses	0.35%
AXA Moderate Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.16%
Total operating expenses	0.26%
(Less fee waiver)/expense reimbursement*	(0.16)%
Net operating expenses	0.10%
AXA Moderate-Plus Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.20%
Total operating expenses	0.55%
(Less fee waiver)/expense reimbursement*	(0.20)%
Net operating expenses	0.35%
AXA Aggressive Allocation Portfolio**
Management fee	0.10%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.29%
Total operating expenses	0.64%
(Less fee waiver)/expense reimbursement*	(0.29)%
Net operating expenses	0.35%
*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses until April 30, 2006 (“Expense Limitation Agreement”) so that the Total Operating Expenses of each AXA Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management Team — The Manager — Expense Limitation Agreement”.
**	The AXA Allocation Portfolios invest in shares of Underlying Portfolios. Therefore, each AXA Allocation Portfolio will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each AXA Allocation Portfolio will be reduced by each Underlying Portfolio’s expenses. As of the date of this prospectus, the range of expenses (as a percentage of average net assets) expected to be incurred indirectly in connection with each AXA Allocation Portfolio’s investments in Underlying Portfolios is: Conservative Allocation Portfolio — 0.70% to 0.95%; Conservative-Plus Allocation Portfolio — 0.75% to 1.00%; Moderate Allocation Portfolio — 0.80% to 1.05%; Moderate-Plus Allocation Portfolio — 0.95% to 1.20%; and Aggressive Allocation Portfolio — 0.95% to 1.20%. Thus, the net expense ratio of the Class B shares on the following AXA Allocation Portfolios, including the AXA Allocation Portfolio’s direct and indirect expenses, is currently expected to range from: Conservative Allocation Portfolio — 1.05% to 1.30%; Conservative-Plus Allocation Portfolio — 1.10% to 1.35%; Moderate-Plus Allocation Portfolio — 1.30% to 1.55%; and Aggressive Allocation Portfolio — 1.30% to 1.55%, after taking into account the fee waiver and expense reimbursement arrangement described above; the net expense ratio of the Class A shares of the Moderate Allocation Portfolio, including its direct and indirect expenses is currently expected to range from 0.90% to 1.15%, after taking into account the fee waivers and expense reimbursement arrangement described above. Absent this arrangement, the total expense ratio of the Class B shares of each AXA Allocation Portfolio would range from: Conservative Allocation Portfolio — 1.46% to 1.71%; Conservative-Plus Allocation Portfolio — 1.40% to 1.65%; Moderate-Plus Allocation Portfolio — 1.50% to 1.75%; and Aggressive Allocation Portfolio — 1.59% to 1.84%. Absent this arrangement, the total expense ratio of the Class A shares of the Moderate Allocation Portfolio would range from 1.06% to 1.31%. This information is based on a weighted-average range of the expense ratios since the average assets of each AXA Allocation Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of an AXA Allocation Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. An investor could realize lower overall expenses by allocating investments directly to the Underlying Portfolios.

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS (cont’d)

Example

This Example is intended to help you compare the direct and indirect costs of investing in each AXA Allocation Portfolio with the cost of investing in other investment options. It does not show certain indirect costs of investing, including the costs of Underlying Portfolios.

The Example assumes that:

•	You invest $10,000 in an AXA Allocation Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The AXA Allocation Portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This Example should not be considered a representation of past or future expenses of the AXA Allocation Portfolios. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses or the fees and expenses of the Underlying Portfolios. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	AXA Conservative Allocation Portfolio	AXA Conservative-Plus Allocation Portfolio
1 year	$36	$36
3 years	$202	$178
5 years	$382	$332
10 years	$904	$782

	AXA Moderate Allocation Portfolio	AXA Moderate-Plus Allocation Portfolio
1 year	$10	$36
3 years	$67	$156
5 years	$130	$287
10 years	$315	$670

	AXA Aggressive Allocation Portfolio
1 year	$36
3 years	$171
5 years	$317
10 years	$742

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Each AXA Allocation Portfolio follows a distinct set of investment strategies. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities.

The AXA Allocation Portfolios also may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should an AXA Allocation Portfolio take this action, it may not achieve its investment objective. The AXA Allocation Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. Each Underlying Portfolio’s principal risks are described in more detail in the Underlying Portfolio’s prospectus.

Risks of Equity Investments

Each portfolio may invest a portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in a portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. In general, the performance of the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios will be subject to the risks of investing in equity securities to a greater extent than that of the Conservative Allocation and Conservative-Plus Allocation Portfolios. The risks of investing in equity securities include:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company’s operations.

•	Foreign Investing and Emerging Markets Risk — The value of an Underlying Portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Investment Style Risk — The sub-advisers to the Underlying Portfolios may use a particular style or set of styles, such as “growth” or “value” styles, to select investments for the Underlying Portfolio. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Underlying Portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Underlying Portfolio could lose all of its investment in a company’s securities.

•	Small- and Mid-Capitalization Risk — There may be an increased risk for Underlying Portfolios that invest in small and mid-capitalization companies because the common stocks of small-and mid-capitalization companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when investments in large-capitalization companies are in favor.

•	Portfolio Management Risk — The risk that the strategies used by the Underlying Portfolios’ sub-advisers and their securities selections fail to produce the intended results.

Risks of Fixed Income Investments

Each portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

In general, the performance of the Conservative Allocation and Conservative-Plus Allocation Portfolios will be subject to the risks of investing in fixed income securities to a greater extent than that of the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios. The risks of investing in fixed income securities include:

•	Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Lower rated securities

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

involve a substantial risk of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s credit worthiness.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on funds holding a significant portion of their assets in fixed income securities with long term maturities.

•	Foreign Investing and Emerging Markets Risk — The value of an Underlying Portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. An Underlying Portfolio could lose all of its investments in a company’s securities.

•	Liquidity Risk — The risk that exists when particular investments are difficult to purchase or sell. An Underlying Portfolio’s investment in illiquid securities may reduce the returns of the Underlying Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to an Underlying Portfolio.

•	Lower-Rated Securities Risk — Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the fund’s net asset value. A fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

•	Mortgage-Backed and Asset-Backed Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. An Underlying Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk, depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Portfolio Management Risk — The risk that the strategies used by an Underlying Portfolio’s sub-adviser and its securities selections fail to produce the intended results.

MANAGEMENT TEAM

The Manager

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages each AXA Allocation Portfolio. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable is responsible for the general management and administration of the Trust and the AXA Allocation Portfolios. In addition to its managerial responsibilities, AXA Equitable also is responsible for determining the asset allocation range for each AXA Allocation Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each AXA Allocation Portfolio, AXA Equitable will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by an AXA Allocation Portfolio based on AXA Equitable’s proprietary investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. AXA Equitable also will periodically rebalance each AXA Allocation Portfolio’s holdings to bring the asset allocation of an AXA Allocation Portfolio back into alignment with its asset allocation range. AXA Equitable has hired an independent consultant to provide research and consulting services with respect to the Underlying Portfolios, which may assist it with the selection of Underlying Portfolios for inclusion in each portfolio.

A committee of AXA FMG investment personnel manages each AXA Allocation Portfolio. The committee is comprised of the following individuals who are responsible for the day-to-day management of the AXA Allocation Portfolios.

Members of AXA FMG Committee	Business Experience
Kenneth T. Kozlowski	Mr. Kozlowski has served as Vice President of AXA Financial from February 2001 to present. From October 1999 to February 2001, he served as Assistant Vice President, AXA Financial. He has had day-to-day portfolio management responsibilities for AXA Equitable’s AXA Allocation Portfolios since 2003.

Kenneth B. Beitler	Mr. Beitler has served as Vice President of AXA Financial from February 2003 to present. From February 2002 to February 2003, he served as Assistant Vice President of AXA Financial and from May 1999 to February 2002 as Senior Investment Analyst of AXA Financial. He has had day-to-day portfolio management responsibilities for AXA Equitable’s AXA Allocation Portfolios since 2003.

Information about each committee member’s compensation, other accounts they manage and their ownership of securities in the portfolios is available in the Trust’s statement of Additional Information. A discussion of the basis of the decision by the Board to approve the investment management agreement with AXA Equitable is available in the Trust’s Statement of Additional Information.

Management Fees

Each AXA Allocation Portfolio pays a fee to AXA Equitable for management services at an annual rate of 0.10% of the average daily net assets of each AXA Allocation Portfolio. AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each AXA Allocation Portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the AXA Allocation Portfolio’s total average daily net assets plus $35,000. As noted in the prospectus for each Underlying Portfolio, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an AXA Allocation Portfolio.

Expense Limitation Agreement

In the interest of limiting until April 30, 2006 the expenses of each AXA Allocation Portfolio, the Manager has entered into an expense limitation agreement with AXA Premier VIP Trust with respect to the AXA Allocation Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the AXA Allocation Portfolios, with the exception of the Moderate Allocation Portfolio, (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), are limited to 0.35%. In the case of Moderate Allocation Portfolio, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of Moderate Allocation Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Moderate Allocation Portfolio’s business) are limited to 0.10%

AXA Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments made, the portfolio will be charged such lower expenses.

PORTFOLIO SERVICES

Buying and Selling Shares

Each AXA Allocation Portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. The AXA Allocation Portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The AXA Allocation Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by Contractholders. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the portfolio’s other shareholders or would disrupt the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on our ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

PORTFOLIO SERVICES (cont’d)

AXA Equitable currently considers transfers into and out of (or vice versa) a portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s aggregate deposits or aggregate redemptions exceed a certain threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value	=	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time. The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

Shares of the Underlying Portfolios held by the AXA Allocation Portfolios are valued at their net asset value. Other portfolio securities and assets of the Underlying Portfolios are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair value. If an Underlying Portfolio includes investments that are not sold often or are not sold on any exchanges, the board of trustees of the Underlying Portfolios or its delegate will, in good faith, estimate fair value of these investments. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Underlying Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of an Underlying Portfolio’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions,

PORTFOLIO SERVICES (cont’d)

but there is no assurance that fair value pricing policies will prevent dilution of the Underlying Portfolio’s NAV by those traders. Because foreign securities sometimes trade on days when portfolio shares are not priced, the value of an Underlying Portfolio’s investments that includes such securities may change on days when portfolio shares cannot be purchased or redeemed. Debt obligations maturing within 60 days of the valuation date are valued at amortized cost.

Dividends and Other Distributions

The AXA Allocation Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the portfolios.

Tax Consequences

Each AXA Allocation Portfolio is treated as a separate entity and intends to continue to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (portfolio) level to the extent they pass through their income and gains to their shareholders by making distributions. A portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and distribution requirements. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if any portfolio has any federal tax liability, that could hurt the investment performance. Also, any portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each AXA Allocation Portfolio to maintain its regulated investment company status because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance contracts. If a portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. AXA Equitable, in its capacity as the investment manager and as the administrator for the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to more fully understand the tax consequences of their investments should consult with their tax advisers or the insurance company that issued their variable products or refer to their Contract prospectus.

Additional Information

Compensation to Securities Dealers

The AXA Allocation Portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, the Co-distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the AXA Allocation Portfolios’ Class B shares. Under the plan, Class B shares pay each of the Co-distributors an annual fee to compensate them for promoting, selling and servicing shares of the AXA Allocation Portfolios. The annual fee is equal to 0.25% of each portfolio’s average daily net assets. Because these distribution fees are paid out of the AXA Allocation Portfolio’s assets on an ongoing basis, over time these fees for Class B shares will increase the cost of your investment and may cost you more than paying other types of sales charges.

DESCRIPTION OF BENCHMARKS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $150 million in par value outstanding, rated Baa or better by Moody’s, have a fixed coupon rate, and be U.S. dollar denominated.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index, EAFE index assumes dividends reinvested net of withholding taxes and do not reflect any fees and expenses.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the AXA Allocation Portfolios’ Class A and Class B shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the portfolio’s operations). The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2004 appears in the Trust’s Annual Report. Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

AXA Conservative Allocation Portfolio

	Class A			Class B
	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)		Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$10.45	$10.00		$10.45	$10.00

Income from investment operations:
Net investment income	0.38	0.53		0.35	0.53
Net realized and unrealized gain on investments	0.28	0.06		0.28	0.05

Total from investment operations	0.66	0.59		0.63	0.58

Less distributions:
Dividends from net investment income	(0.30)	(0.14)		(0.27)	(0.13)
Distributions from net realized gains	(0.01)	—		(0.01)	—

Total dividends and distributions	(0.31)	(0.14)		(0.28)	(0.13)

Net asset value, end of period	$10.80	$10.45		$10.80	$10.45

Total return (b)	6.29%	5.89%		6.02%	5.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,071	$93		$109,357	$5,986
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%		0.35%	0.35%
Before waivers and reimbursements (a)	0.51%	9.14%		0.76%	9.39%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.50%	12.33	%(h)	3.25%	12.08	%(h)
Before waivers and reimbursements (a)	3.09%	3.29	%(h)	2.84%	3.04	%(h)
Portfolio turnover rate	18%	9%		18%	9%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.04	$0.39		$0.04	$0.40

FINANCIAL HIGHLIGHTS (cont’d)

AXA Conservative-Plus Allocation Portfolio

	Class A			Class B
	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)		Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$10.66	$10.00		$10.66	$10.00

Income from investment operations:
Net investment income	0.33	0.47		0.30	0.46
Net realized and unrealized gain on investments	0.52	0.33		0.52	0.33

Total from investment operations	0.85	0.80		0.82	0.79

Less distributions:
Dividends from net investment income	(0.28)	(0.14)		(0.25)	(0.13)
Distributions from net realized gains	(0.01)	—		(0.01)	—

Total dividends and distributions	(0.29)	(0.14)		(0.26)	(0.13)

Net asset value, end of period	$11.22	$10.66		$11.22	$10.66

Total return (b)	7.96%	8.02%		7.68%	7.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,403	$225		$214,970	$9,486
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%		0.35%	0.35%
Before waivers and reimbursements (a)	0.40%	4.23%		0.65%	4.48%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.01%	10.64	%(h)	2.76%	10.39	%(h)
Before waivers and reimbursements (a)	2.71%	6.51	%(h)	2.46%	6.26	%(h)
Portfolio turnover rate	5%	8%		5%	8%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.18		$0.03	$0.18

FINANCIAL HIGHLIGHTS (cont’d)

AXA Moderate Allocation Portfolio(d)(e)(g)

	Class A						Class B
	Year Ended December 31,						Year Ended December 31,
	2004(c)	2003(c)		2002	2001	2000(c)	2004(c)	2003(c)		2002	2001	2000(c)
Net asset value, beginning of year	$14.63	$12.54		$14.52	$15.20	$19.18	$14.55	$12.47		$14.45	$15.14	$19.15

Income from investment operations:
Net investment income	0.25	0.33		0.33	0.40	0.60	0.21	0.30		0.26	0.35	0.55
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.06	2.10		(2.15)	(0.69)	(0.92)	1.06	2.08		(2.10)	(0.67)	(0.93)

Total from investment operations	1.31	2.43		(1.82)	(0.29)	(0.32)	1.27	2.38		(1.84)	(0.32)	(0.38)

Less distributions:
Dividends from net investment income	(0.43)	(0.34)		(0.16)	(0.39)	(0.62)	(0.39)	(0.30)		(0.14)	(0.37)	(0.59)
Distributions from realized gains	—	—		—	—	(3.04)	—	—		—	—	(3.04)

Total dividends and distributions	(0.43)	(0.34)		(0.16)	(0.39)	(3.66)	(0.39)	(0.30)		(0.14)	(0.37)	(3.63)

Net asset value, end of year	$15.51	$14.63		$12.54	$14.52	$15.20	$15.43	$14.55		$12.47	$14.45	$15.14

Total return	8.99%	19.40%		(12.52)%	(1.85)%	(1.32)%	8.75%	19.11%		(12.71)%	(2.08)%	(1.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,160,074	$3,141,256		$2,908,058	$2,122,401	$1,914,143	$2,341,547	$1,261,402		$665,088	$359,212	$41,282
Ratio of expenses to average net assets:
After waivers and reimbursements	0.10%	0.42%		0.65%	0.65%	N/A	0.35%	0.67%		0.90%	0.90%	N/A
After waivers, reimbursements and fees paid indirectly	0.09%	0.37%		0.63%	N/A	N/A	0.34%	0.62%		0.88%	N/A	N/A
Before waivers, reimbursements and fees paid indirectly	0.26%	0.49%		0.66%	0.65%	0.59%	0.51%	0.74%		0.91%	0.90%	0.84%
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.65%	2.42%		1.91%	2.74%	N/A	1.40%	2.17%		1.66%	3.72%	N/A
After waivers, reimbursements and fees paid indirectly	1.66%	2.47%		1.93%	N/A	N/A	1.41%	2.22%		1.68%	N/A	N/A
Before waivers, reimbursements and fees paid indirectly	1.49%	2.35%		1.90%	2.74%	3.17%	1.24%	2.10%		1.65%	3.72%	2.92%
Portfolio turnover rate	— %‡	324	%(f)	337%	184%	183%	— %‡	324	%(f)	337%	184%	183%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.02	$0.01		$— #	$—	N/A	$0.02	$0.01		$— #	$—	N/A

FINANCIAL HIGHLIGHTS (cont’d)

AXA Moderate-Plus Allocation Portfolio

	Class A			Class B
	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003		Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003
Net asset value, beginning of period	$11.17	$10.00		$11.17	$10.00

Income from investment operations:
Net investment income	0.26	0.09		0.23	0.08
Net realized and unrealized gain on investments	1.07	1.17		1.07	1.17

Total from investment operations	1.33	1.26		1.30	1.25

Less distributions:
Dividends from net investment income	(0.25)	(0.09)		(0.22)	(0.08)
Distributions from net realized gains	— #	—		— #	—

Total dividends and distributions	(0.25)	(0.09)		(0.22)	(0.08)

Net asset value, end of period	$12.25	$11.17		$12.25	$11.17

Total return (b)	12.00%	12.62%		11.71%	12.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,194	$1,179		$1,003,694	$28,383
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%		0.35%	0.35%
Before waivers and reimbursements (a)	0.30%	1.87%		0.55%	2.12%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.24%	6.91	%(h)	1.99%	6.66	%(h)
Before waivers and reimbursements (a)	2.04%	5.14	%(h)	1.79%	4.89	%(h)
Portfolio turnover rate	— %‡	2%		— %‡	2%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.02		$0.02	$0.02

FINANCIAL HIGHLIGHTS (cont’d)

AXA Aggressive Allocation Portfolio

	Class A			Class B
	Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)		Year Ended December 31, 2004(c)	July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$11.26	$10.00		$11.26	$10.00

Income from investment operations:
Net investment income	0.11	0.15		0.08	0.14
Net realized and unrealized gain on investments	1.26	1.16		1.25	1.16

Total from investment operations	1.37	1.31		1.33	1.30

Less distributions:
Dividends from net investment income	(0.18)	(0.05)		(0.15)	(0.04)
Distributions from net realized gains	(0.01)	—		(0.01)	—

Total dividends and distributions	(0.19)	(0.05)		(0.16)	(0.04)

Net asset value, end of period	$12.44	$11.26		$12.43	$11.26

Total return (b)	12.15%	13.08%		11.78%	12.97%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,704	$555		$241,623	$7,807
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%		0.35%	0.35%
Before waivers and reimbursements (a)	0.39%	6.01%		0.64%	6.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.91%	3.38	%(h)	0.66%	3.13	%(h)
Before waivers and reimbursements (a)	0.62%	(2.53	)%(h)	0.37%	(2.78	)%(h)
Portfolio turnover rate	2%	2%		2%	2%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.27		$0.03	$0.27

*	Commencement of operations.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on monthly average shares outstanding.
(d)	On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2001 includes the results of operations of the EQ/Balanced Portfolio.
(e)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Growth Investors Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 includes the results of operations of the EQ/Balanced Portfolio.
(f)	Reflects purchases and sales from change in investment strategy due to reorganization.
(g)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/Balanced Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2000 through August 14, 2003 is that of the predecessor EQ/Balanced Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/Balanced Portfolio from January 1, 2003 through August 14, 2003.
(h)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

If you would like more information about the AXA Allocation Portfolios, the following document is available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the portfolios’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the AXA Allocation Portfolios, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Portfolio Holdings — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of the AXA Allocation Portfolios’ SAI, contact your financial professional, or the AXA Allocation Portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require

Information about the AXA Allocation Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-0102

AXA Premier VIP Trust

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

(Investment Company Act File No. 811-10509)

© 2005 AXA Premier VIP Trust